Exhibit 99.1

AMENDMENT NO. 1

dated as of January 31, 2008

among

AFS FUNDING TRUST,

FINANCIAL SECURITY ASSURANCE INC.,

and

THE BANK OF NEW YORK, not in its individual capacity

but solely as Indenture Trustee and Collateral Agent

to

the Series 2004-D-F Supplement to

Spread Account Agreement, dated as of October 26, 2004

AMENDMENT NO. 1 TO THE SERIES 2004-D-F SUPPLEMENT TO SPREAD

ACCOUNT AGREEMENT

AMENDMENT NO. 1, dated as of January 31, 2008 (the “Amendment”) by and among AFS FUNDING TRUST (“Funding Trust”), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company (“Financial Security”) and THE BANK OF NEW YORK, a New York banking corporation (“The Bank of New York”), as successor to the corporate trust business of JPMORGAN CHASE BANK in its capacity as Trustee under the Indenture related to the 2004-D-F Spread Account Agreement (as defined below) and as Collateral Agent under the 2004-D-F Spread Account Agreement (as defined below).

PRELIMINARY STATEMENT

Reference is made to the Series 2004-D-F Supplement dated as of October 26, 2004, among Funding Trust, Financial Security and The Bank of New York (as amended, modified or supplemented, the “Supplement”) to the Spread Account Agreement dated as of December 1, 1994, as amended and restated as of May 11, 1998, as further amended and restated as of September 10, 2003, among the parties thereto (the “Master Agreement” and together with the Supplement, the “2004-D-F Spread Account Agreement”), as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

RECITAL

WHEREAS, Funding Trust, Financial Security, and The Bank of New York (collectively, the “Amending Parties”) have executed the Supplement and the Amending Parties desire to amend the Supplement in certain respects as provided below.

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment (including in the Preliminary Statement and the Recital) shall have the meaning given such terms, directly or by incorporation by reference, in the 2004-D-F Spread Account Agreement, as identifiable from the context in which such term is used.

ARTICLE II

AMENDMENTS

SECTION 2.1. Amendments to Section 1.01 of the Supplement.

(a) Section 1.01 of the Supplement is hereby amended by adding the following definitions in alphabetical order:

““Additional Securitizations” means any securitization of automobile loans or installment sale contracts sponsored by AmeriCredit Corp. or any affiliate thereof that is insured by Financial Security and (i) is issued in 2008 as part of AmeriCredit Corp.’s “AmeriCredit Automobile Receivables Trust” program (also known as AmeriCredit Corp.’s “AMCAR” program) or any successor to such program, including, without limitation, any securitization insured by Financial Security that is issued under the registration statement bearing file number 333-146701 or under any successor to such registration statement or (ii) is identified as an “Additional Securitization” in the spread account agreement for such securitization.”

““AmeriCredit Securitization” means the Additional Securitizations and the Existing AmeriCredit Securitizations.”

““Existing AmeriCredit Securitization” means any of AmeriCredit Automobile Receivables Trust 2004-D-F, AmeriCredit Automobile Receivables Trust 2005-C-F, AmeriCredit Automobile Receivables Trust 2006-A-F, AmeriCredit Automobile Receivables Trust 2007-B-F, and AmeriCredit Automobile Receivables Trust 2007-D-F.”

““LBAC Securitization” means any of Long Beach Acceptance Auto Receivables Trust 2004-A, Long Beach Acceptance Auto Receivables Trust 2004-B, Long Beach Acceptance Auto Receivables Trust 2004-C, Long Beach Acceptance Auto Receivables Trust 2005-A, Long Beach Acceptance Auto Receivables Trust 2005-B, Long Beach Acceptance Auto Receivables Trust 2006-A, Long Beach Acceptance Auto Receivables Trust 2006-B and Long Beach Acceptance Auto Receivables Trust 2007-A.”

““Release Instruction Letter” means a letter of instruction from the Servicer addressed to and acknowledged by the Collateral Agent and FSA, substantially in the form of Exhibit A hereto.”

““Securitizations” means the AmeriCredit Securitizations and the LBAC Securitizations.”

““Sharing-Eligible AmeriCredit Securitization” means any AmeriCredit Securitization (a) from and after the first time at which both (i) the amount on deposit in the related spread account has equaled or exceeded the “Requisite Amount” (as defined in the related spread account agreement) and (ii) the “Pro Forma Note Balance” (as defined in the related spread account agreement) has equaled or been less than the “Required Pro Forma Note Balance” (as defined in the related spread account agreement), (b) from and after the 15th “Distribution Date” (as defined in the related spread account agreement) or (c) with respect to which an “Insurance Agreement Event of Default” (as defined in the related spread account agreement) has occurred.”

““Sharing-Eligible LBAC Securitization” means (a) each of Long Beach Acceptance Auto Receivables Trust 2006-A, Long Beach Acceptance Auto Receivables

Trust 2006-B and Long Beach Acceptance Auto Receivables Trust 2007-A transactions and (b) any other LBAC Securitization (x) from and after the first time at which the “Total Enhancement Amount” (as defined in the related spread account agreement) has equaled or exceeded the “Required Total Enhancement Amount” (as defined in the related spread account agreement) or (y) with respect to which an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), other than an “Excluded Insurance Agreement Event of Default” (as defined in the related spread account agreement), has occurred.”

““Sharing-Eligible Securitization” means any Sharing-Eligible LBAC Securitization and Sharing-Eligible AmeriCredit Securitization.”

““Total Enhancement Shortfall” means (a) with respect to a Sharing-Eligible LBAC Securitization (other than Long Beach Acceptance Auto Receivables Trust 2004-B, Long Beach Acceptance Auto Receivables Trust 2005-A and Long Beach Acceptance Auto Receivables Trust 2006-B) on any date of determination, (i) prior to the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), other than an “Excluded Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the “Required Total Enhancement Amount” (as defined in the related spread account agreement but calculated without regard to whether a “Trigger Event” (as defined in the related spread account agreement) has occurred) for such Sharing-Eligible LBAC Securitization exceeds the “Total Enhancement Amount” (as defined in the related spread account agreement) for such Sharing-Eligible LBAC Securitization or (ii) after the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), other than an “Excluded Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the amount on deposit in the spread account for such Sharing-Eligible LBAC Securitization is less than the “Requisite Amount” (as defined in the related spread account agreement) for such Sharing-Eligible LBAC Securitization, (b) with respect to a Sharing-Eligible LBAC Securitization that is any of Long Beach Acceptance Auto Receivables Trust 2004-B, Long Beach Acceptance Auto Receivables Trust 2005-A and Long Beach Acceptance Auto Receivables Trust 2006-B, the excess of the related “Requisite Amount” (as defined in the related spread account agreement but calculated without regard to whether a “Trigger Event” (as defined in the related spread account agreement) has occurred) over the amount on deposit in the related spread account and (c) with respect to a Sharing-Eligible AmeriCredit Securitization on any date of determination, (i) the sum of (x) prior to the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the “Requisite Amount” (as defined in the related spread account agreement but calculated without regard to whether a “Trigger Event” (as defined in the related spread account agreement) has occurred) for such Sharing-Eligible AmeriCredit Securitization exceeds the amount on deposit in the spread account for such Sharing-Eligible AmeriCredit Securitization plus (y) the amount of any “Accelerated Payment Amount Shortfall” (as defined in the related spread account agreement) remaining after application of funds available in the related spread account for such Sharing-Eligible AmeriCredit Securitization or (ii) after the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the amount on deposit in the spread account for such Sharing-Eligible AmeriCredit Securitization is less than the “Requisite Amount” (as defined in the related spread account agreement) for such Sharing-Eligible AmeriCredit Securitization; provided that, notwithstanding the foregoing, the Total Enhancement Shortfall with respect to the Long Beach Acceptance Auto Receivables Trust 2006-A, Long Beach Acceptance Auto Receivables Trust 2006-B and Long Beach Acceptance Auto Receivables Trust 2007-A transactions shall equal $10,938,631, $22,779,000 and $26,414,777, respectively, for the Payment Date occurring in February 2008.”

SECTION 2.2. Amendments to Article 1 of the Supplement.

(a) Article 1 of the Supplement is hereby amended by adding the following immediately after Section 1.05(e):

“Section 1.06. Section 3.03(b) of the Master Agreement is hereby deleted in its entirety and replaced with the following:

“(b) On each Distribution Date, following delivery by the Trustee to the Collateral Agent of the amounts required under the Sale and Servicing Agreement to be delivered to the Collateral Agent for deposit in the Spread Account, and upon receipt of a Deficiency Notice, or notice with respect to an Accelerated Payment Amount Shortfall or notice with respect to other amounts referred to in priority SECOND being due and owing, the Collateral Agent shall make the following distributions from the Spread Account in the following order of priority and, in each case, to the extent of the amount specified:

FIRST, if there exists a Deficiency Claim Amount, to the Trust Collateral Agent for deposit in the Collection Account the amount of such Deficiency Claim Amount; and

SECOND, to the extent that the funds in the Spread Account are in excess of the Requisite Amount or, following the Final Termination Date, to the extent of any funds remaining in the Spread Account:

first, if the Trust Collateral Agent has delivered an Accelerated Payment Shortfall Notice and if there exists an Accelerated Payment Amount Shortfall, to the Trust Collateral Agent for deposit in the Collection Account the amount of such Accelerated Payment Amount Shortfall;

second, amounts in respect of indemnity payments to the Trustee, Lockbox Bank, Owner Trustee, Custodian, Backup Servicer, Collateral Agent, Trust Collateral Agent, or other service provider that have not been reimbursed by the Servicer, to such Persons pro rata in accordance with amounts due to such Persons;

third, to the payment of any expenses payable pursuant to Section 4.5 of the Sale and Servicing Agreement to the extent not paid by the Servicer;

fourth, pari passu and pro rata (on the basis of the Total Enhancement Shortfall) to the spread account for each Sharing-Eligible Securitization with respect to which there exists on such day a Total Enhancement Shortfall (based on the amount then on deposit in the spread account for each such Sharing-Eligible Securitization and the most recently available Servicer Report for each such Sharing-Eligible Securitization), an amount up to the amount of such Total Enhancement Shortfall in accordance with a Release Instruction Letter, free and clear of the Lien established hereunder; and

fifth, to the Seller free and clear of the Lien established hereunder.

Section 1.07. Section 8.03 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

No amendment, modification, waiver or supplement to this Agreement or any provision of this Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto (other than Bank One and JPMorgan, to the extent provided below) and each Rating Agency shall have received prior written notice with respect to such amendment, modification, waiver or supplement; notwithstanding the foregoing, for so long as Financial Security shall be the Controlling Party with respect to a Series, amendments, modifications, waivers or supplements hereto relating to such Series, the related Collateral or Spread Account or any requirement hereunder to deposit or retain any amounts in such Spread Account or to distribute any amounts therein as provided in Section 3.03 shall be effective if made or consented to in writing by Financial Security, the Seller and each Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect such Collateral Agent) other than Bank One and JPMorgan to the extent provided below, but shall in no circumstances require the consent of the Trustee or the Noteholders or the Certificateholders, as applicable, related to such Series or any other Series. Notwithstanding the foregoing or any other provision hereof to the contrary, any amendment, modification, waiver or supplement to this Agreement or Series Supplement executed by the parties hereto (other than Bank One, JPMorgan and Wells Fargo), in any case, with respect to (i) any Series other than Series 1999-C, Series 1999-D, Series 2000-A, Series 2000-B, Series 2000-C, Series 2001-B, Series 2001-D, Series 2002-C and any future Series for which Bank One serves as Trustee shall be effective without the consent of Bank One, (ii) any Series other than Series 2000-D, Series 2001-A, Series 2001-C, Series 2002-A, Series 2002-B, Series 2002-D and any future Series for which JPMorgan serves as Trustee shall be effective without the consent of JPMorgan and (iii) any Series other than Series 2003-C-F and any future Series for which Wells Fargo serves as Trustee shall be effective without the consent of Wells Fargo; provided, that (a) Bank One’s consent will not be required only if any such amendment does not materially adversely affect the interest of Bank One acting in its capacity as Trust Collateral Agent, Collateral Agent, Trustee or Backup Servicer, (b) JPMorgan’s consent will not be required only if any such amendment does not materially adversely affect the interest of JPMorgan acting in its capacity as Trust Collateral Agent, Collateral Agent, Trustee or Backup Servicer and (c) Wells Fargo’s consent will not be required only if any such amendment does not materially adversely affect the interest of Wells Fargo acting in its capacity as Trust Collateral Agent, Collateral Agent, Trustee or Backup Servicer.

Section 1.07. Section 8.06(iv) of the Master Agreement is hereby deleted in its entirety and replaced with the following:

“If to The Bank of New York (as successor to the corporate trust business of JPMorgan) as Trustee or Collateral Agent:

The Bank of New York

101 Barclay Street, 4 West

New York, New York 10286

Attention: Corporate Trust Administration”

SECTION 2.3. Amendment to add Exhibit to the Supplement. The attached Exhibit A hereto is added as Exhibit A to the Supplement.

ARTICLE III

EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall be effective as of the date of this Amendment upon (i) execution and delivery by the parties hereto, (ii) delivery to Financial Security of a release of lien in form and substance satisfactory to Financial Security in which The Bank of New York releases any security interest it may have in amounts released from the Series 2004-D-F Spread Account pursuant to priority SECOND of Section 3.03(b), to the extent of amounts due to a Sharing-Eligible Securitization on such release date pursuant to clause fourth of such priority SECOND, and (iii) notice to each Rating Agency.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under either of the Master Agreement or Supplement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in either of the Master Agreement or Supplement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect.

SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 4.4. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Supplement and shall not affect the construction or interpretation of this Amendment or the Supplement or any provisions hereof or thereof.

SECTION 4.5. Additional Security Agreement. Pursuant to a Security Agreement of even date herewith, in order to secure the rights of the collateral agent for each Securitization to amounts payable to it pursuant to clause fourth of priority SECOND of Section 3.03(b), Funding Trust has granted a security interest in its rights to amounts released from the Series 2004-D-F Spread Account. For the avoidance of doubt, the Amending Parties agree that such Security Agreement is a “Transaction Document.”

SECTION 4.6. Instruction to Indenture Trustee. By acknowledging and accepting this Amendment, FSA represents to BONY that it is the Controlling Party as such term is defined in the applicable Sale and Servicing Agreement and hereby instructs such Indenture Trustee to execute and deliver this Amendment.

IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

AFS FUNDING TRUST

By: AmeriCredit Financial Services, Inc., as Administrator

By:
Name:
Title:

FINANCIAL SECURITY ASSURANCE INC.

By:
Name:
Title:

THE BANK OF NEW YORK, not in its individual capacity but solely as successor trustee to the corporate trust business of JPMORGAN CHASE BANK, as Collateral Agent for the AmeriCredit Automobile Receivables Trust 2004-D-F

By:
Name:
Title:

THE BANK OF NEW YORK, not in its individual capacity but solely as successor to the corporate trust business of JPMORGAN CHASE BANK, as Indenture Trustee for the AmeriCredit Automobile Receivables Trust 2004-D-F

By:
Name:
Title:

EXHIBIT A

LETTER OF INSTRUCTION REGARDING SPREAD ACCOUNT MONIES

Financial Security Assurance Inc.

31 West 52nd Street

New York, New York 10019

The Bank of New York, as successor to the

corporate trust business of JPMorgan Chase Bank

101 Barclay Street, Floor 4W

New York, New York 10286

All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Series 2004-D-F Supplement to the Spread Account Agreement, dated as of October 26, 2004, as amended by Amendment No. 1, dated as of January [    ], 2008 (the “Supplement”), by and among AFS Funding Trust (“Funding Trust”), Financial Security Assurance Inc. (“FSA”) and The Bank of New York, a New York banking corporation (“The Bank of New York”), as successor to the corporate trust business of JPMorgan Chase Bank.

AmeriCredit Financial Services, Inc. is the servicer (the “Servicer”), under the Series 2004-D-F Sale and Servicing Agreement. The Servicer has determined that (i) the aggregate amount of all Total Enhancement Shortfalls is $[                ], (ii) the amount that will be on deposit in the Series 2004-D-F Spread Account following all withdrawals required to be made from the Series 2004-D-F Spread Account pursuant to priorities FIRST and SECOND, clause first through third of Section 3.03(b) of the 2004-D-F Spread Account Agreement on [                                                                                 ], 2008 (the “Distribution Date”) exceeds the Requisite Amount by $[            ] and (iii) the amounts to be released to certain other Sharing-Eligible Securitizations (each, a “Release Amount”) are set forth in the table below. The Servicer requests that, FSA, as Controlling Party, hereby direct the Collateral Agent to release the Release Amounts from the Series 2004-D-F Spread Account on the Distribution Date pursuant to clause fourth of priority SECOND of Section 3.03(b) of the 2004-D-F Spread Account Agreement and that the Collateral Agent release the Release Amounts to the spread account for each of the following Sharing-Eligible Securitizations with respect to which there exists on such day a Total Enhancement Shortfall (based on the amount then on deposit in the spread account for each such Sharing-Eligible Securitization and the most recently available Servicer Report for each such Sharing-Eligible Securitization), an amount up to the amount of such Total Enhancement Shortfall as follows:

Securitization	Release Amount	Wiring Instructions

[The amount to be released to the AmeriCredit Automobile Receivables Trust 2004-D-F Certificateholder is $[                                                                                 ]].

[Remainder of page intentionally left blank]

This letter shall be governed by and construed in accordance with the laws of the State of New York without regard to its choice of law rules. This letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one letter.

AMERICREDIT FINANCIAL SERVICES, INC.

By:

AMERICREDIT FINANCIAL SERVICES, INC., as Servicer

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

FINANCIAL SECURITY ASSURANCE INC., as Controlling Party

By:
Name:
Title:

THE BANK OF NEW YORK, not in its individual capacity but solely as successor to the corporate trust business of JPMORGAN CHASE BANK, as Trustee, Trust Collateral Agent and Collateral Agent

By:
Name:
Title:

Dated: [                    ], 200[  ]